Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of LSB Corporation (the “Company”) on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald T. Mulligan, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. section 1350, as added by section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.
Date: March 26, 2009

/s/ Gerald T. Mulligan
Gerald T. Mulligan
President and Chief Executive Officer